INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES    Two World Trade Center,
                                                        New York, New York 10048

LETTER TO THE SHAREHOLDERS October 31, 1996

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of InterCapital California Quality Municipal Securities (IQC) for the fiscal year ended October 31, 1996.

Stronger economic growth and the potential threat of inflation shifted the tone of the fixed-income markets from bullish to bearish in early 1996. This change in market psychology was confirmed in March by a surprisingly large increase in payroll employment. The rise in interest rates between February and July may be attributed to market weakness on the days that strong monthly employment figures were reported. The bond market sporadically pushed long-term yields higher, anticipating that the Federal Reserve Board might raise the federal-funds rate. However, with slower growth in employment and overall economic activity between August and October, the central bank left monetary policy unchanged. As a result, by the end of October the fixed-income markets had regained an optimistic outlook and rallied to levels not seen since February.

MUNICIPAL MARKET CONDITIONS

Between February and July, 30-year insured revenue bond yields rose 75 basis points from 5.40 percent to reach 6.15 percent in April and again in mid-June. Subsequently, demand for municipal bonds improved and followed the trend of U.S. Treasury securities toward lower yields. Insured bond yields reached 5.60 percent by the end of October. One-year municipal note yields declined marginally from 3.80 percent to 3.70 percent over the past 12 months. In October, the yield curve pickup for extending maturities from 1 to 30 years was 190 basis points.

The ratio of insured revenue bond yields to 30-year U.S. Treasury yields, moved from 91 percent to 84 percent over the course of the fiscal year. A declining ratio means that municipal bond prices outperformed U.S. Treasury prices. The relative improvement in municipals occurred as flat-tax proposals failed to gain public support.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

The municipal market also benefited from steady demand. In addition to regular maturities and calls for redemption this year, it has been estimated that investors also face the retirement of over $60 billion of debt that has been previously refinanced. On the supply side, new issues increased 20 percent to $147 billion over the calendar year to date.

PERFORMANCE

The Trust's net asset value (NAV) increased from $12.70 to $13.08 per share during the fiscal year ended October 31, 1996. Based on this NAV change plus reinvestment of tax-free dividends of $0.69 per share, the Trust's total return was 9.65 percent. Over the same period, IQC's market price on the New York Stock Exchange increased from $10.875 to $11.25 per share. Based on this market price change and reinvestment of tax-free dividends, the Trust's total return was
10.13 percent.

IQC began and ended the fiscal year trading at a 14 percent discount to NAV. Undistributed net investment income available for dividends improved to $0.077 per share versus $0.032 per share a year ago.

PORTFOLIO STRUCTURE

On October 31, 1996, the Trust's net assets of $205 million were diversified among 11 long-term municipal sectors and 39 credits. The average maturity and call protection of IQC's long-term portfolio were 23 and 7 years, respectively. Throughout the fiscal year, high credit quality was maintained with 70 percent of its long-term holdings rated double or triple "A."

CREDIT RATINGS AS OF OCTOBER 31, 1996
(% OF TOTAL LONG-TERM PORTFOLIO)

AAA OR AAA
   38%

A OR A
   24%

BAA OR BBB
    6%

AA OR AA
   32%

AS MEASURED BY STANDARD & POOR'S CORP. OR MOODY'S INVESTORS
SERVICE, INC.

FIVE LARGEST SECTORS AS OF OCTOBER 31, 1996
(% OF NET ASSETS)

EDUCATION
   15%

WATER &
 SEWER
  28%

ALL OTHERS
   26%

ELECTRIC
   9%

   TAX
ALLOCATION
   12%

PUBLIC FACILITIES
   10%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shares depends on two factors: first, the spread between interest earned on the long-term bonds in the established portfolio of investments and the ARPS auction rate plus ARPS expenses; second, the amount of ARPS outstanding. The greater the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders.

Weekly ARPS yields ranged between 2.32 and 5.125 percent during the fiscal year. Leverage contributed approximately $0.07 per share to common share earnings during the fiscal year. Three ARPS series totaling $55 million and representing 27 percent of net assets were outstanding.

LOOKING AHEAD

The balance between the supply of new issues and demand created by maturities is expected to remain positive for the municipal market. Long-term insured municipal securities currently yield 84 percent of U.S. Treasury securities and may be expected to move in tandem with the Treasury market. Although municipal performance relative to U.S. Treasury securities has improved, tax-exempts could again be affected by market uncertainty if new tax reduction proposals were to resurface.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. Over the past fiscal year, IQC purchased and retired 504,400 shares of common stock at a weighted average market discount of
14.12 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

We appreciate your ongoing support of InterCapital California Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
----------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On June 27, 1996, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

         Dr. Manuel H. Johnson
         For.................................................................  7,969,941
         Withheld............................................................    151,217

         John L. Schroeder
         For.................................................................  7,971,552
         Withheld............................................................    149,606

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Michael E. Nugent and Philip J. Purcell.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT WITH DEAN WITTER INTERCAPITAL INC.:

         For.................................................................  7,835,158
         Against.............................................................     85,627
         Abstain.............................................................    200,373

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

         For.................................................................  7,917,748
         Against.............................................................     40,193
         Abstain.............................................................    163,217

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS October 31, 1996

PRINCIPAL
AMOUNT IN                                                                                  COUPON      MATURITY
THOUSANDS                                                                                   RATE         DATE           VALUE
---------------------------------------------------------------------------------------------------------------------------------
               CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.7%)
               General Obligation (2.0%)
 $  4,000      California, Various Purpose Dtd 04/01/93................................     5.90%       04/01/23     $  4,036,720
 --------                                                                                                              ----------
               Educational Facilities Revenue (14.6%)
               California Educational Facilities Authority,
    6,000       Carnegie Institute of Washington 1993 Ser A............................     5.60        10/01/23        5,805,480
    1,500       Culinary Institute of America Ser 1993 (Connie Lee)....................     5.30        10/01/23        1,381,155
    2,500       Pepperdine University 1993 Ser A (MBIA)................................     5.50        06/01/19        2,415,250
    4,465       St Mary's College of California Refg Ser 1993..........................     5.00        10/01/12        4,158,299
    8,000      California Public Works Board, University of California Ser 1993 B......     5.50        06/01/14        7,720,080
               University of California,
    5,750       UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs...................     5.50        11/01/14        5,552,660
    3,000       UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs...................     5.60        11/01/20        2,881,530
 --------                                                                                                              ----------
   31,215                                                                                                              29,914,454
 --------                                                                                                              ----------
               Electric Revenue (8.8%)
    6,000      Los Angeles Department of Water & Power, Issue of 1993..................     5.375       09/01/23        5,623,680
    8,375      Northern California Transmission Agency, California - Oregon
                Transmission Refg Ser 1993 A (MBIA)....................................     5.25        05/01/20        7,838,916
    5,000      Southern California Public Power Authority, Mead - Phoenix 1994 Ser A
                (AMBAC)................................................................     4.875       07/01/20        4,437,650
 --------                                                                                                              ----------
   19,375                                                                                                              17,900,246
 --------                                                                                                              ----------
               Hospital Revenue (6.4%)
    4,000      Anaheim, Anaheim Memorial Hospital Association COPs (AMBAC).............     5.00        05/15/13        3,767,920
    5,000      California Health Facilities Financing Authority, Kaiser Permanente Ser
                1985...................................................................     5.55        08/15/25        4,771,800
               California Statewide Communities Development Authority,
    2,000       Children's Hospital of Los Angeles Ser 1993 COPs (MBIA)................     6.00        06/01/13        2,118,980
    2,500       Motion Picture & Television Fund COPs (AMBAC)..........................     5.375       01/01/20        2,396,025
 --------                                                                                                              ----------
   13,500                                                                                                              13,054,725
 --------                                                                                                              ----------
               Industrial Development/Pollution Control Revenue (3.9%)
    8,000      California Pollution Control Financing Authority, Pacific Gas & Electric
 --------       Co 1993 Ser B (AMT)....................................................     5.85        12/01/23        7,994,160
                                                                                                                       ----------
               Mortgage Revenue - Single Family (4.0%)
    8,305      California Housing Finance Agency, Home 1993 Ser B......................     5.65        08/01/14        8,185,325
 --------                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                                  COUPON      MATURITY
THOUSANDS                                                                                   RATE         DATE           VALUE
---------------------------------------------------------------------------------------------------------------------------------
               Public Facilities Revenue (10.0%)
 $  7,000      California Public Works Board, Corrections 1993 Ser D...................     5.375%      06/01/12     $  6,794,830
    6,400      Los Angeles Convention & Exhibition Center Authority, 1993 Refg Ser A
                (MBIA).................................................................     5.125       08/15/13        6,158,912
    5,000      Los Angeles County Public Works Financing Authority, Multiple Capital
                Project #IV (MBIA).....................................................     5.25        12/01/16        4,744,150
    3,000      Redding Joint Powers Financing Authority, 1993 Ser A....................     5.50        01/01/13        2,851,800
 --------                                                                                                              ----------
   21,400                                                                                                              20,549,692
 --------                                                                                                              ----------
               Tax Allocation (11.7%)
    6,870      Garden Grove Community Development Agency, Refg Issue of 1993...........     5.875       10/01/23        6,631,268
               Los Angeles Community Redevelopment Financing Authority,
    3,750       Grand Central Square 1993 Ser A (AMT)..................................     5.85        12/01/26        3,424,912
    2,155       Grand Central Square 1993 Ser A (AMT)..................................     5.75        12/01/13        2,062,313
    7,000      Rosemead Redevelopment Agency, Project #1 Ser 1993 A....................     5.60        10/01/33        6,318,970
    6,000      San Jose Redevelopment Agency, Merged Area Ser 1993 (MBIA)..............     5.00        08/01/20        5,456,580
 --------                                                                                                              ----------
   25,775                                                                                                              23,894,043
 --------                                                                                                              ----------
               Transportation Facilities Revenue (6.6%)
    5,000      Long Beach, Harbor Ser 1993 (AMT).......................................     5.00        05/15/10        4,731,400
    7,000      Los Angeles County Metropolitan Transportation Authority, Sales Tax Refg
                Ser 1993-A (MBIA)......................................................     5.625       07/01/18        6,900,320
    2,000      San Diego County Regional Transportation Commission, Sales Tax 1994 Ser
                A (FGIC)...............................................................     4.75        04/01/08        1,908,240
 --------                                                                                                              ----------
   14,000                                                                                                              13,539,960
 --------                                                                                                              ----------
               Water & Sewer Revenue (27.5%)
    8,000      California Department of Water Resources, Central Valley Ser L..........     5.50        12/01/23        7,694,800
    7,250      Eastern Municipal Water District, Ser 1993 A COPs (FGIC)................     5.25        07/01/23        6,748,663
    7,000      Los Angeles, Wastewater Refg Ser 1993-D (FGIC)..........................     5.20        11/01/21        6,492,710
    8,000      Los Angeles County Sanitation Districts Financing Authority, 1993 Ser
                A......................................................................     5.25        10/01/19        7,493,680
    3,000      Marin County Municipal Water District, Ser 1993.........................     5.65        07/01/23        2,915,250
    5,000      Metropolitan Water District of Southern California, Issue of 1992.......     5.50        07/01/13        4,929,900
    7,000      Moulton-Niguel Water District, 1993 COPs (AMBAC)........................     5.30        09/01/23        6,562,220
    2,500      Rancho Water District Financing Authority, Refg Ser 1994 (AMBAC)........     5.00        08/15/14        2,334,875
    4,000      Sacramento County Sanitation Districts Financing Authority, Ser 1993....     5.00        12/01/16        3,649,600
    8,000      San Diego Public Facilities Authority, Ser 1993 A.......................     5.25        05/15/20        7,428,960
 --------                                                                                                              ----------
   59,750                                                                                                              56,250,658
 --------                                                                                                              ----------
               Other Revenue (2.2%)
    5,000      California Statewide Communities Development Authority, The J Paul Getty
 --------       Trust COPs.............................................................     5.00        10/01/23        4,514,650
                                                                                                                       ----------
  210,320      TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $207,086,155).......................      199,834,633
 --------                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                                  COUPON      MATURITY
THOUSANDS                                                                                   RATE         DATE           VALUE
---------------------------------------------------------------------------------------------------------------------------------
               CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS (0.7%)
 $  1,000      California Pollution Control Financing Authority, Shell Oil Co 1991
                (Demand 11/01/96)......................................................     3.50*%      10/01/08     $  1,000,000
      400      California Statewide Communities Development Authority, St Joseph Health
 --------       COPs (Demand 11/01/96).................................................     3.50*       07/01/24          400,000
                                                                                                                       ----------
    1,400      TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS
 --------       (Identified Cost $1,400,000)....................................................................        1,400,000
                                                                                                                       ----------
 $211,720      TOTAL INVESTMENTS (Identified Cost $208,486,155) (a).....................................   98.4%      201,234,633
 ========
               CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................................     1.6        3,296,530
                                                                                                            ----       ----------
               NET ASSETS...............................................................................  100.0%     $204,531,163
                                                                                                          ======     ============

---------------------

     AMT         Alternative Minimum Tax.
     COPs        Certificates of Participation.
      *          Current coupon of variable rate security.
     (a)         The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $76,746 and the aggregate gross unrealized depreciation was $7,328,268, resulting in net unrealized depreciation of $7,251,522.
Bond Insurance:
    AMBAC        AMBAC Indemnity Corporation.
  Connie Lee     Connie Lee Insurance Company.
     FGIC        Financial Guaranty Insurance Company.
     MBIA        Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

ASSETS:
Investments in securities, at value
 (identified cost $208,486,155).......................................    $201,234,633
Interest receivable...................................................       3,475,332
Cash..................................................................          39,865
Deferred organizational expenses......................................          14,885
Prepaid expenses and other assets.....................................          23,096
                                                                            ----------
    TOTAL ASSETS......................................................     204,787,811
                                                                            ----------
LIABILITIES:
Payable for:
    Common shares of beneficial interest repurchased..................          90,240
    Investment management fee.........................................          66,514
Accrued expenses......................................................          99,894
                                                                            ----------
    TOTAL LIABILITIES.................................................         256,648
                                                                            ----------
NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, 1,100 shares outstanding).......      55,000,000
                                                                            ----------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 11,435,813 shares outstanding).......................     162,757,223
Net unrealized depreciation...........................................      (7,251,522)
Accumulated undistributed net investment income.......................         885,680
Accumulated net realized loss.........................................      (6,860,218)
                                                                            ----------
    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS......................     149,531,163
                                                                            ----------
    TOTAL NET ASSETS..................................................    $204,531,163
                                                                          ============
NET ASSET VALUE PER COMMON SHARE
 ($149,531,163 divided by 11,435,813 common shares outstanding).......          $13.08
                                                                                ======

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the year ended October 31, 1996

NET INVESTMENT INCOME:

INTEREST INCOME........................................................    $11,598,122
                                                                             ---------
EXPENSES
Investment management fee..............................................        717,519
Auction commission fees................................................        138,041
Professional fees......................................................        117,988
Transfer agent fees and expenses.......................................         46,870
Shareholder reports and notices........................................         27,046
Auction agent fees.....................................................         26,961
Registration fees......................................................         25,092
Trustees' fees and expenses............................................         18,952
Servicing fees.........................................................         12,001
Custodian fees.........................................................         10,715
Organizational expenses................................................          7,817
Other..................................................................         11,459
                                                                             ---------
    TOTAL EXPENSES BEFORE EXPENSE OFFSET...............................      1,160,461
    LESS: EXPENSE OFFSET...............................................        (10,570)
                                                                             ---------
    TOTAL EXPENSES AFTER EXPENSE OFFSET................................      1,149,891
                                                                             ---------
    NET INVESTMENT INCOME..............................................     10,448,231
                                                                             ---------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss......................................................       (112,902)
Net change in unrealized depreciation..................................      3,042,883
                                                                             ---------
    NET GAIN...........................................................      2,929,981
                                                                             ---------
NET INCREASE...........................................................    $13,378,212
                                                                           ===========

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE YEAR      FOR THE YEAR
                                                            ENDED             ENDED
                                                         OCTOBER 31,       OCTOBER 31,
                                                            1996              1995
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income...............................    $ 10,448,231      $ 10,717,343
Net realized loss...................................        (112,902)       (1,012,101)
Net change in unrealized depreciation...............       3,042,883        25,818,322
                                                         -----------       -----------
    NET INCREASE....................................      13,378,212        35,523,564
                                                         -----------       -----------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred...........................................      (1,875,384)       (2,097,393)
Common..............................................      (8,064,705)       (8,908,824)
                                                         -----------       -----------
    TOTAL...........................................      (9,940,089)      (11,006,217)
                                                         -----------       -----------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Preferred...........................................         --            (17,250,000)
Common..............................................      (5,520,981)       (4,315,688)
                                                         -----------       -----------
    TOTAL...........................................      (5,520,981)      (21,565,688)
                                                         -----------       -----------
    NET INCREASE (DECREASE).........................      (2,082,858)        2,951,659
NET ASSETS:
Beginning of period.................................     206,614,021       203,662,362
                                                         -----------       -----------
    END OF PERIOD
    (Including undistributed net investment income
    of $885,680 and $377,538, respectively).........    $204,531,163      $206,614,021
                                                         ===========       ===========

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS October 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital California Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $39,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's average weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1996 aggregated $4,920,873.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1996, the Trust had transfer agent fees and expenses payable of approximately $4,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES five years of service. Aggregate pension costs for the year ended October 31, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,333. At October 31, 1996, the Trust had an accrued pension liability of $22,308 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 3 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                          AMOUNT                    RESET           RANGE OF
SERIES     SHARES*     IN THOUSANDS*     RATE*       DATE       DIVIDEND RATES**
------     -------     -------------     -----     --------     ----------------
   1         260          $13,000        2.85%     11/04/96      2.32% - 5.00 %
   2         240           12,000        3.183     11/06/96      2.50  - 4.90
   3         600           30,000         2.85     11/04/96      2.32  - 5.125

---------------------
 * As of October 31, 1996.

** For the year ended October 31, 1996.

Subsequent to October 31, 1996 and up through December 9, 1996, the Trust paid dividends to each of the Series 1 through 3 at rates ranging from 2.50% to 3.50% in the aggregate amount of $191,658.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                                  EXCESS OF
                                                                                     SHARES       PAR VALUE       PAR VALUE
                                                                                   ----------     ----------     ------------
Balance, October 31, 1994......................................................    12,369,913      $123,699      $172,470,193
Treasury shares purchased and retired (weighted average discount 10.73%)*......      (429,700)       (4,297)       (4,311,391)
                                                                                    ---------       -------       -----------
Balance October 31, 1995.......................................................    11,940,213       119,402       168,158,802
Treasury shares purchased and retired (weighted average discount 14.12%)*......      (504,400)       (5,044)       (5,515,937)
                                                                                    ---------       -------       -----------
Balance, October 31, 1996......................................................    11,435,813      $114,358      $162,642,865
                                                                                    =========       =======       ===========

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1996, the Trust had a net capital loss carryover of approximately $6,860,000 to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years:

         AMOUNT IN THOUSANDS
-------------------------------------
 2002       2003      2004     TOTAL
------     ------     ----     ------
$5,735     $1,012     $113     $6,860

7. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust declared the following dividends from net investment income:

    DECLARATION         AMOUNT             RECORD                PAYABLE
       DATE            PER SHARE            DATE                  DATE
-------------------    ---------     ------------------    -------------------
 October 30, 1996       $0.0575       November 8, 1996      November 22, 1996
 November 26, 1996      $0.0575       December 6, 1996      December 20, 1996

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                            FOR THE YEAR ENDED                  FOR THE PERIOD
                                                                               OCTOBER 31**                   SEPTEMBER 29, 1993*
                                                                       ---------------------------                  THROUGH
                                                                      1996         1995        1994++         OCTOBER 31, 1993**
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........................        $12.70      $ 10.62       $13.96                $14.06
                                                                       -----       ------        -----            ----------
Net investment income.........................................          0.89         0.88         0.95                  0.03
Net realized and unrealized gain (loss).......................          0.26         2.07        (3.25)                (0.10)
                                                                       -----       ------        -----            ----------
Total from investment operations..............................          1.15         2.95        (2.30)                (0.07)
                                                                       -----       ------        -----            ----------
Less dividends from:
   Net investment income......................................         (0.69)       (0.74)       (0.74)                   --
   Common share equivalent of dividends paid to preferred
    shareholders..............................................         (0.16)       (0.17)       (0.18)                   --
                                                                       -----       ------        -----            ----------
Total dividends...............................................         (0.85)       (0.91)       (0.92)                   --
Anti-dilutive effect of acquiring treasury shares.............          0.08         0.04         0.01                    --
Offering costs charged against capital........................            --           --        (0.13)                (0.03)
                                                                       -----       ------        -----            ----------
Net asset value, end of period................................        $13.08      $ 12.70       $10.62                $13.96
                                                                      ======      =======       ======            ==========
Market value, end of period...................................        $11.25      $10.875       $ 9.75                $15.00
                                                                      ======      =======       ======            ==========
TOTAL INVESTMENT RETURN+......................................         10.13%       19.73%      (30.89)%                  --
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses before expense offset..........................          0.78%(4)     0.84%(3)     0.93%                 0.52%(2)
Net investment income before preferred stock dividends........          7.02%        7.57%(3)     7.63%                 2.32%(2)
Preferred stock dividends.....................................          1.26%        1.48%        1.43%                  N/A
Net investment income available to common shareholders........          5.76%        6.09%        6.18%                 2.55%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.......................      $204,531     $206,614     $203,662              $176,317
Asset coverage on preferred shares at end of period...........           372%         376%         281%                  N/A
Portfolio turnover rate.......................................            --            1%          20%                   --

---------------------

 *     Commencement of operations.
 **    The per share amounts were computed using an average number of shares outstanding during the period.
 +     Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 ++    Restated for comparative purposes.
(1)    Not annualized.
(2)    Annualized.
(3)    The above expense and net investment ratios would have been 0.83% and 7.58%, respectively, after expense offset, which reflect 0.01% effect for custody cash credits.
(4)    The above expense ratio would have been 0.77%, after expense offset, which reflects 0.01% effect for custody cash credits.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital California Quality Municipal Securities (the "Trust") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the three years in the period then ended and for the period September 29, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 9, 1996

      --------------------------------------------------------------------

                      1996 FEDERAL TAX NOTICE (unaudited)

         During the year ended October 31, 1996, the Trust paid the following per share amounts from tax-exempt income: $0.69 to the common shareholders, $1,659 to Series 1 preferred shareholders, $1,686 to Series 2 preferred shareholders and $1,718 to Series 3 preferred shareholders.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048





DEAN WITTER
INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL SECURITIES FUND

[PHOTO]


ANNUAL REPORT
OCTOBER 31, 1996